UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company" or "SPAR Group") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

For background respecting the events described below, reference is made to: (i) SGRP's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 15, 2022 (the "10-K"), and as amended by SGRP's First Amendment to the Annual Report on Form 10K/A as filed with the SEC on May 2, 2022 (the "2021 10-K Amendment", and together with the 10-K, the "2021 Annual Report"); (ii) SGRP's First Amendment to SGRP's Definitive Proxy Statement on Schedule 14A respecting the 2021 Annual Meeting of SGRP's Stockholders as filed with the SEC on July 20, 2021 (as amended, the "2021 Proxy Statement"); (iii) SGRP's Quarterly Reports on Form 10-Q as filed with the SEC on and after May 16, 2022 and prior to the date of this Report (the "2022 10Q Reports"); and (iv) SGRP's Current Reports on Form 8-K as filed with the SEC since January 1, 2022, and prior to the date of this Report (the "2022 Current Reports"). The 2021 Annual Report, 2021 Proxy Statement, 2022 10Q Reports, and 2022 Current Reports may be referred to collectively as the "SEC Reports".

Item 8.01.         Other Events.

On May 24, 2022, SGRP announced that its Board of Directors (the "Board") has authorized its repurchase of up to 500,000 of its SGRP Shares pursuant to the 2022 Stock Repurchase Program (the "2022 Stock Repurchase Program"), which repurchases would be made from time to time over a one-year period in the open market and through privately-negotiated transactions, subject to cash availability and general market and other conditions.

The Board believes that the SGRP Shares are undervalued and that repurchasing them would be a good use of the Company's funds and benefit all of its stockholders.

SGRP's stock repurchases will be financed out of internally generated corporate funds. SGRP Shares acquired would be available later for issuance for stock-based benefits (including option exercises), Preferred Stock conversions, acquisitions and other corporate purposes. SGRP may terminate or limit the stock repurchase program at any time.

The 2022 Stock Repurchase Program will comply with the SPAR Group Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information Dated, Adopted and Effective as of May 1, 2004, and As Further Amended Through March 10, 2011, as amended (the "SGRP's Trading Policy"). Accordingly, no market repurchases will occur during any blackout period established under SGRP's Trading Policy other than pursuant to permitted trading instructions (which cannot be terminated or modified during the blackout period).

The description of the 2022 Stock Repurchase Program above is subject to and are qualified in its entirety by the full text of the 2022 Stock Repurchase Program that is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Forward-Looking Statements

This Current Report (including any attached or incorporated Exhibit) contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report (including any attached or incorporated Exhibit) has been furnished by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report (including the attached Exhibit) may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of adding new directors to the Board, the potential negative effects of any stock repurchase, issuance, conversion and/or payment, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into the SEC Reports (including any attached or incorporated Exhibit), but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report (including any attached or incorporated Exhibit), and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits:

99.1	2022 Stock Repurchase Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 24, 2022

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer
Treasurer and Secretary